UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 5, 2005

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-07530	WISCONSIN GAS LLC	39-1391525
(A Wisconsin Limited Liability Company)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY
WISCONSIN GAS LLC

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Director Willie D. Davis did not stand for re-election at the 2005 Annual Meeting of Stockholders of Wisconsin Energy Corporation ("Wisconsin Energy") held on May 5, 2005, at which time his term expired. Director Davis has served on the Board of Directors of Wisconsin Energy's wholly owned subsidiary, Wisconsin Gas LLC, and its predecessor Wisconsin Gas Company, since 1990 and on the Board of Directors of Wisconsin Energy and another wholly owned subsidiary, Wisconsin Electric Power Company, since 2000. In consideration of his exemplary service to these Boards of Directors, on May 5, 2005, the Compensation Committee of the Board of Directors of Wisconsin Energy approved the acceleration of vesting of all unvested options and restricted stock awarded to Director Davis, consisting of 1,667 stock options and 3,944 shares of restricted stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: May 9, 2005	Stephen P. Dickson -- Controller and Principal
Accounting Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: May 9, 2005	Stephen P. Dickson -- Controller and Principal
Accounting Officer

WISCONSIN GAS LLC
(Registrant)

/s/ STEPHEN P. DICKSON
Date: May 9, 2005	Stephen P. Dickson -- Controller and Principal
Accounting Officer